Exhibit 99.1

ROBERT E. LARSON
26515 Anacapa Drive
Los Altos Hills, California 94022

November 10, 2005

Dr. Philip Hwang
Chairman of the Board of Directors
Televideo, Inc.
2345 Harris Way
San Jose, CA 95131

Dear Phil,

I hereby tender my resignation as a member of the Board of Directors of Televideo, Inc. effective immediately. It has been a pleasure to serve in this capacity. My best wishes for future successes to you and the company.

Sincerely yours,

/s/Robert E. Larson
    Robert E larson

cc: Richard Kim